SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of  earliest event reported): January 5, 2005

Medtronic, Inc.

(Exact name of Registrant  as Specified in its Charter)

Minnesota

(State or Other  Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer
Identification No.)

710 Medtronic Parkway

Minneapolis,  Minnesota  55432

(Address of Principal  Executive Offices and Zip Code)

(763)  514-4000

(Registrant’s telephone  number, including area code)

Not  Applicable

(Former Name or Former  Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                              Other Events

                On January 5, 2005, Medtronic, Inc. (“Medtronic”) issued a press release in response to a decision by the U.S. District Court in Delaware regarding patent litigation between Medtronic and the ACS subsidiary of Guidant Corporation and between Medtronic and Boston Scientific Corporation.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.  This information is disclosed pursuant to Regulation FD.

Item 9.01.                              Financial Statements and Exhibits

                                (a)           Financial statements:  None.

                                (b)           Pro forma financial information:  None.

                                (c)           Exhibits:

                                                Exhibit 99.1            Press release dated January 5, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly  authorized.

MEDTRONIC, INC.

	By	/s/ Terrance L. Carlson
Date: January 5, 2005		Terrance L. Carlson
Senior Vice President, General Counsel
and Corporate Secretary